SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 29, 2004

HUMBOLDT BANCORP

(Exact name of registrant as specified in its charter)

California	0-27784	93-1175446

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2998 Douglas Blvd., Suite 330, Roseville, California 95661; 916-677-1133
(Address and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated January 29, 2004, which is furnished as part of this Report on Form 8-K.

Item 12. Results of Operations and Financial Condition

The purpose of this current report on Form 8-K is to disclose that Humboldt Bancorp issued a press release on January 29, 2004 announcing its unaudited financial results for the quarter and year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this current report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this current report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004	HUMBOLDT BANCORP,
a California Corporation

/s/ Patrick J. Rusnak

Patrick J. Rusnak
Chief Financial Officer

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